UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington,  D.C.  20549
                              _____________________

                                      FORM
                                       8-K
                               AMENDMENT NUMBER 1
                              _____________________

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of  1934

                        Date of Report: February 1, 2000




                        Commission  File  Number:  000-10056


                      ADAIR INTERNATIONAL OIL AND GAS, INC.

                              (A  Texas  Corporation)

                  I.R.S.  Employer  Identification  No.  74-2142545

                            3000 Richmond, Suite 100
                              Houston, Texas  77098
                            Telephone:  (713)  621-8241
                              _____________________

ITEM 7. FINANCIAL STATEMENTS AND PROFORM INFORMATION NOT PREVIOUSLY SUBMITTED WITH FORM 8-K.

On February 1, 2000, Adair International Oil and Gas, Inc. (the Company) acquired 100% of the outstanding common stock of Partners In Exploration, Inc.
(PIE). The terms and conditions of the stock exchange were determined by the parties through arms length negotiations.

ITEM  7  (A)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.


                  PARTNERS IN EXPLORATION, INC. AND AFFILIATES

                          COMBINED FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998

                                      WITH

                          INDEPENDENT AUDITORS' REPORT

                  PARTNERS IN EXPLORATION, INC. AND AFFILIATES

                     INDEX TO COMBINED FINANCIAL STATEMENTS


                                                                            Page
                                                                            ----

Independent  Auditors'  Report  for  December 31, 1999 and 1998 . . . . . . .F-2

Combined  Balance  Sheets  at  December  31,  1999  and  1998  . . . . . . . F-3

Combined  Statements  of  Operations  for  the  Years  Ended
     December  31,  1999  and  1998  . . . . . . . . . . . . . . . . . . . . F-4

Combined  Statements  of  Changes  in  Stockholders'  Equity  (Deficit)
     for  the  Years  Ended  December  31,  1999  and  1998. . . . . . . . . F-5

Combined  Statements  of  Cash  Flows  for  the  Years  Ended
     December  31,  1999  and  1998 . . . . . . . . . . . . . . . . . . . . .F-6

Notes  to  Financial  Statements . . . . . . . . . . . . . . . . . . . . . . F-7

                          INDEPENDENT AUDITORS' REPORT


Board  of  Directors
Partners  in  Exploration,  Inc.  and  Affiliates

We have audited the accompanying combined balance sheets of Partners in Exploration, Inc. and Affiliates as of December 31, 1999 and 1998 and the related combined statements of operations, changes in stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Partners in Exploration, Inc. and Affiliates as of December 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's significant operating losses and its working capital deficit and stockholders' deficit raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                   Jackson  &  Rhodes  P.C.


Dallas,  Texas
March  20,  2000  (except  as  to  Note  3,  which  is  as  of
                   April  2,  2000)

                     PARTNERS IN EXPLORATION, INC. AND AFFILIATES
                               COMBINED BALANCE SHEETS
                              DECEMBER 31, 1999 AND 1998



                                        ASSETS


                                                                   1999       1998
                                                                ----------  ---------
Current assets:
  Cash                                                          $  11,954   $ 31,159
Equipment:
  Office equipment                                                 14,123     14,798
  Software                                                         56,525     94,564
  Other                                                            64,342     96,695
                                                                ----------  ---------
                                                                  134,990    206,057
      Less accumulated depreciation                               (65,595)   (52,461)
                                                                ----------  ---------
                                                                   69,395    153,596
                                                                ----------  ---------
  Other assets                                                      6,509      6,509
                                                                ----------  ---------
                                                                $  87,858   $191,264
                                                                ==========  =========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable                                              $ 286,294   $ 25,058
Commitments and contingencies (Note 2)                                  -          -
Stockholders' equity (deficit):
  Common stock, $.10 par value: 10,000,000 shares authorized;
      4,200,000 and 612,000 shares issued and outstanding         420,000     61,200
  Partners' capital                                                     -    166,206
  Accumulated deficit                                            (618,436)   (61,200)
                                                                ----------  ---------
    Total stockholders' equity (deficit)                         (198,436)   166,206
                                                                ----------  ---------
                                                                $  87,858   $191,264
                                                                ==========  =========


                   See accompanying notes to financial statements.

                  PARTNERS IN EXPLORATION, INC. AND AFFILIATES
                        COMBINED STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 1999 AND 1998


                                  1999        1998
                               ----------  ----------
Revenues                       $ 651,593   $1,578,371
                               ----------  ----------

Expenses:
  Operating                      177,049       96,780
  Salaries and wages             442,496      840,955
  Depreciation                    66,376       36,971
  General and administrative     206,788      464,325
                               ----------  ----------
                                 892,709    1,439,031
                               ----------  ----------

    Net income (loss)          $(241,116)  $  139,340
                               ==========  ==========

                 See accompanying notes to financial statements.

                                PARTNERS IN EXPLORATION, INC. AND AFFILIATES
                      COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                                   YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                   Common Stock
                                             ------------------------    Partners'    Accumulated
                                                Shares       Amount       Capital       Deficit       Total
                                             ------------  ----------  -------------  -----------  ----------
Balance, December 31, 1997                        612,000  $   61,200  $     42,379   $  (61,200)  $  42,379

Partner's contributions                                 -           -       112,539            -     112,539

Partners' draws                                         -           -      (128,052)           -    (128,052)

Net income                                              -           -       139,340            -     139,340
                                             ------------  ----------  -------------  -----------  ----------

Balance, December 31, 1998                        612,000      61,200       166,206      (61,200)    166,206

Partners' draws                                         -           -      (123,526)           -    (123,526)

Issuance of common stock for net assets of
  PIE, LLC and IXR, LLC (Note 1)                3,588,000     358,800       (42,680)    (316,120)          -

Net loss                                                -           -             -     (241,116)   (241,116)
                                             ------------  ----------  -------------  -----------  ----------

Balance, December 31, 1999                      4,200,000  $  420,000  $          -   $ (618,436)  $(198,436)
                                             ============  ==========  =============  ===========  ==========


                               See accompanying notes to financial statements.

                  PARTNERS IN EXPLORATION, INC. AND AFFILIATES
                        COMBINED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                          1999        1998
                                                       ----------  ----------
Cash flows from operating activities:
  Net income (loss)                                    $(241,116)  $ 139,340
    Adjustments to reconcile net income (loss) to
       net cash provided by operating activities:
      Depreciation                                        66,376      36,971
      Changes in operating assets and liabilities:
        Accounts receivable                                    -      59,220
        Other assets                                           -      (6,509)
        Accounts payable                                 261,236           -
        Pension liability                                      -     (68,253)
                                                       ----------  ----------
          Net cash provided by operating activities       86,496     160,769
                                                       ----------  ----------

Cash flows from investing activities:
  Purchase of equipment                                  (11,391)    (68,434)
                                                       ----------  ----------

Cash flows from financing activities:
  Partners' draws                                        (94,310)   (128,052)
  Partners' contributions                                      -      22,145
                                                       ----------  ----------
          Net cash used in financing activities          (94,310)   (105,907)
                                                       ----------  ----------

Net increase (decrease) in cash and cash equivalents     (19,205)    (13,572)

Cash and cash equivalents, beginning of year              31,159      44,731
                                                       ----------  ----------

Cash and cash equivalents, end of year                 $  11,954   $  31,159
                                                       ==========  ==========


Non-cash  transactions:

     During 1998, the partners contrbuted equipment at a net book value of $91,153.

     During 1999, equipment with a net book value of $29,216 was distributed to a partner.


                 See accompanying notes to financial statements.

                  PARTNERS IN EXPLORATION, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Description of Business

     Partners  In   Exploration,   Inc.,   (PIE,  Inc.  or  the  "Company")  was
     incorporated on January 28, 1997 in the State of Texas. PIE, Inc. was capitalized using the assets of a former oil and gas consulting partnership known as Exploration Consultants, formed by Boyce and Robinson in October of 1996. PIE, Inc. continued the pursuit of providing advanced exploration consulting services for the oil and gas industry which had been previously provided by Exploration Consultants. A key business strategy followed by PIE, Inc. included receiving direct equity participation in various oil and gas exploration ventures by providing "state of the art" in geotechnical consulting services. Consulting clients of PIE, Inc. included, Vintage Petroleum Yemen, Inc., Globex Exploration, Inc., and Parker and Parsley Petroleum Company and ROC Oil Company.

     In February 1998, a sister company, Partners In Exploration, LLC (PIE, LLC) was formed as a limited liability company in the State of Nevada to participate in a major joint venture under development with Pioneer Natural Resources, USA, IncThis joint venture was designed to explore, drill and develop large natural gas prospects on the South Louisiana coastal transition zone. The joint venture was formalized as of July of 1997, with Pioneer allocating an initial capital investment of $35 million in geological and geophysical data to a defined Area of Mutual Interest, while PIE, LLC provided technical project management for an annual fee and received a 5% carried working interest in those prospects jointly developed. During 1998, PIE, LLC successfully completed the terms and conditions of the joint venture agreement turning over an exploration program to Pioneer that included twenty (20) wildcat wells, including leasing and contingent appraisal drilling programs based on PIE, LLC's prospects. Following a corporate restructuring at Pioneer which was intended to reduce leverage and focus on existing core operations, Pioneer decided not to pursue the PIE, LLC exploration program, and the joint venture was dissolved, leaving PIE, LLC with certain capital assets in the form of computer workstations, technical software, furniture and fixtures and defined unleased prospects.

     In March of 1998, a subsequent sister corporation, International Exploration Resources, LLC was incorporated in Nevada to conduct certain exploration consulting activities in the oil and gas business which were unrelated to those activities undertaken by PIE, LLC or PIE, Inc. During 1998, a small amount of consulting work was completed on behalf of several clients under this company name.

                  PARTNERS IN EXPLORATION, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS

1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     Description of Business (Continued)

     In July of 1999, PIE, LLC entered into a joint venture agreement with Adair International Oil and Gas, Inc. ("Adair") to pursue an exploration project in Yemen which had been developed by PIE, Inc. in October of 1999, PIE and Adair jointly signed a Memorandum of Understanding ("MOU") with the government of Yemen on Block 20. This MOU defined the exploration work program commitments, the basic economic sharing terms and secured an exclusive time period to negotiate a final Production Sharing Agreement for this major exploration project. Subsequently, discussions were opened between PIE and Adair to consider a possible merger of PIE with Adair. Those specific merger negotiations were unsuccessful, but principal partners Richard G. Boyce and Lloyd D. Robinson decided to dissolve their associations and go separate ways in business. As a result, through a negotiated settlement between Boyce and Robinson effective October 31, 1999, the assets of PIE - LLC, PIE - Inc. and IXR - LLC were equitably divided and one half of the assets derived from those individual businesses were allocated to Boyce under a Settlement Agreement.

     On November 1, 1999 a joint consent resolution of all stockholders and directors of PIE, Inc. declared that all outstanding shares previously held were cancelled. The Corporation, was subsequently authorized to issue 4,200,000 shares of stock in consideration of the assets retained under the Settlement Agreement.

     By  this  resolution  the  above   distribution   constitutes  all  of  the
     outstanding common stock which is authorized by Partners In Exploration, Inc.

     Principles of Combination

     The combined  financial  statements include the accounts of the Company and
     its  affiliated  companies.   All  significant  intercompany  balances  and
     transactions are eliminated in combination.

     Use of Estimates and Assumptions

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  PARTNERS IN EXPLORATION, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS


1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     Basis of Presentation

     The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company is reporting a net loss for 1999 of $241,116 and has a deficit in working capital of $274,340 and a stockholders' deficit of $198,436 as of December 31, 1999. The following is a summary of management's plan to raise capital and generate additional operating funds.

     Subsequent to December 31, 1999, the Company has been acquired by Adair International Oil and Gas, Inc. ("Adair") (see Note 3). See Note 3 regarding the Company's partnership with Occidental Yemen Sabatain, Inc. and Saba Yemen Oil and Gas, Limited in the Republic of Yemen.

     Cash and Cash Equivalents

     The Company considers all liquid investments, with an original maturity of three months or less when purchased, to be cash equivalents.

     Furniture and Equipment

     Furniture and equipment is recorded at cost. Depreciation is computed principally by the straight-line method based on the estimated useful life of three years. Expenditures for normal maintenance and repairs are charged to expense

     Income  Taxes

     The financial statements include only those assets, liabilities and results of operations which relate to the business of the Company. The statements do not include any assets, liabilities, revenues or expenses attributable to the partners' individual activities.

     No Federal or state income taxes are payable by the Company, and none have been provided in the accompanying financial statements. The partners are to include their respective share of Company profits or losses in their individual tax returns.

     Net income or loss as determined for income tax purposes is allocated among the partners based upon the provisions in the Company agreement.

                  PARTNERS IN EXPLORATION, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS

2.   COMMITMENTS  AND  CONTINGENCIES

     Lease  Commitments

     The Company leases its office space under terms of an operating lease. Minimum lease payments required under the operating lease are as follows:

          2000                                  $53,900
          2001                                   53,900
          2002                                   53,900
          2003                                   13,475

     Rent   expense   amounted  to  $49,882  and  $36,701  for  1999  and  1998, respectively.

     Revenue Concentration

     Following is a summary of major customers by year, as a percentage of total revenues:

                                                     1999     1998
                                                     ----     ----
          Company  A                                  54%       *
          Company  B                                  15%       *
          Company  C                                  12%      16%
          Company  D                                  11%      19%
          Company  E                                   *       60%

          *  less  than  10%

     Concentration of Credit Risk

     The Company invests its cash primarily in deposits with major banks. Certain deposits have been in excess of federally insured limits. The Company has not incurred losses related to its cash.

     Fair Value of Financial Instruments

     The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107, Disclosures about Fair Value of Financial Instruments. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The fair value of financial instruments classified as current assets or liabilities including cash and cash equivalents and accounts payable approximate carrying value due to their short-term maturity.

                  PARTNERS IN EXPLORATION, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS

2.   COMMITMENTS  AND  CONTINGENCIES  (CONTINUED)

     Uncertainty Due to the Year 2000 Issue

     The Company did not and does not expect to encounter any significant matter which will effect its operations arising from the so called Y2K or Year 2000 problem.

3.   SUBSEQUENT  EVENTS

     In December of 1999, Adair International Oil and Gas, Inc. ("Adair") made an offer to the shareholders of PIE, Inc. for a stock-per-stock reorganization whereby Adair will transfer 4,200,000 shares of Adair common stock for all the shares of PIE, Inc. presently outstanding, which is 4,200,000 shares. On February 1, 2000 the directors and shareholders of PIE accepted this offer and PIE, Inc. became a wholly owned subsidiary of Adair.

     In February, subsequent to this reorganization, PIE, Inc. filed for a name change with the State of Texas and has received notification that the corporation is now authorized to conduct business under the name of Adair Exploration, Inc., a wholly owned subsidiary of Adair International Oil and Gas, Inc.

     On March 7, 2000, Adair agreed to issue 100,000 shares of Adair common stock, valued at $140,000, to a third party, as payment for certain data and expenses related to the Yemen project. This fee was contingent upon the Company's ability to secure a partner for the project.

     On April 2, 2000, Adair Yemen Exploration Limited (a wholly owned affiliate of Adair International Oil and Gas, Inc.) and partners Occidental Yemen Sabatain, Inc. and Saba Yemen Oil and Gas, Limited signed a Production Sharing Agreement with the Republic of Yemen.

4.   ACCOUNTING  PRONOUNCEMENTS

     SFAS 130

     Statement of Financial Accounting Standards (SFAS) 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The pronouncement has had no effect on the Company's financial statements.

                  PARTNERS IN EXPLORATION, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS

4.   ACCOUNTING  PRONOUNCEMENTS  (CONTINUED)

     SFAS 131

     SFAS 131, "Disclosure About Segments of a Business Enterprise," establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This accounting pronouncement has had no effect on the Company's financial statements for the periods presented.

     SFAS 132

     Statement of Financial Accounting Standards (SFAS) 132, "Employers' Disclosure about Pensions and Other Postretirement Benefits," revises standards for disclosures regarding pensions and other postretirement benefits. It also requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis. This statement does not change the measurement or recognition of the pension and other postretirement plans. The financial statements are unaffected by implementation of this new standard.

     SFAS 133

     Statement of Financial Accounting Standards (SFAS) 133, "Accounting for Derivative Instruments and Hedging Activities,: establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as
     (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. Because the Company has no derivatives, this accounting pronouncement has no effect on the Company's financial statements.

ITEM  7  (B)     PRO  FORMA  FINANCIAL  INFORMATION

The unaudited pro forma consolidated statement of operations for the previous fiscal years of Adair International Oil and Gas, Inc. (the Company) and Partners In Exploration, Inc. (PIE) which ended on May 31, 1999 and December 31, 1999, respectively. In accordance with Regulation S-X 210.11-02 (b)(8.7)(c)(3), it was deemed not practicable to bring the acquired entity's statement to within 93 days of the Company's year end. It was determined that the prior fiscal year pro forma information would not be materially different had information been extracted from the records of PIE and its affiliates on the same chronological basis. The interim pro forma financial information was deemed not practicable to present on the same chronological basis as a portion of such information was presented in the previous fiscal year information. As indicated in Note 1 to the combined financial statements of Partners In Exploration, Inc. and Affiliates (Item 7(A), the business that was acquired evolved through several entities and a division of assets and liabilities in one case. It was these circumstances that constitute the primary determination that chronological restatement of the acquired business coincident with that of the Company would not be practicable. The pro forma statements of operations have been prepared to illustrate the estimated effect of the acquisition by the Company of 100% of the outstanding stock of PIE. The two companies entered into an agreement on December 31, 1999, with an effective date of February 1, 2000, whereby the Company would acquire all of the outstanding common shares of PIE which totaled 4,200,000 shares for 4,200,000 shares of restricted common stock of the Company. The pro forma statements do not reflect any anticipated costs savings from the acquisition, or any synergies that are anticipated to result from the acquisition. The pro forma statement of operations give pro forma effect to the acquisition as if it had occurred at the beginning of the last fiscal year of the Company. The pro forma statements of operations do not purport to be indicative of the results of operations of the Company that would have actually been obtained had such transaction been completed as of the assumed date and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma statements of operations should be read in conjunction with the separate historical consolidated financial statements of each company and the notes thereto.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma statement of operations based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the company believes to be reasonable. Consequently, the amounts reflected in the pro forma statements of operations are subject to change, and the final amounts may differ substantially.

               ADAIR INTERNATIONAL OIL & GAS, INC AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   For the Years Ending on the Dates Indicated
                                   (unaudited)

                               Adair  Int'l  Partners In
                               Oil  &  Gas   Exploration    Pro  Forma
                                 May  31,    December 31,   Adjustment    Pro Forma
                                   1999         1999        (1) Below    Consolidated
                               ------------  ------------  ------------  ------------
Revenues                       $     33,008  $    651,593  $      --     $    684,601


Operating  expenses
  Operating  expenses          $     13,966  $    177,049  $      --          191,015
  Depreciation,  depletion,
   and  amortization                 60,435        66,376        17,141       143,952
  Interest  expense                   2,268          --            --           2,268
  General  and
   Administrative expenses        1,396,887       649,284          --       2,046,171
                               ------------  ------------  ------------  ------------
Total operating expenses .        1,473,556       892,709        17,141     2.383.406
                               ------------  ------------  ------------  ------------

Operating  loss                  (1,440,548)     (241,116)      (17,141)   (1,698,805)

Loss  on  sale  of  assets          (68,910)         --                       (68,910)
                               ------------  ------------  ------------  ------------
Net  loss  before  taxes         (1,509,458)     (241,116)      (17,141)   (1,767,715)

Federal income tax expense            --            --            --            --
                               ------------  ------------  ------------  ------------
Net  loss                       $(1,509,458) $   (241,116)      (17,141) $ (1,767,715)
                               ============  ============  ============  ============

Net loss per common share:
Basic  and  diluted            $       (.03) $       (.01)  $       --   $       (.03)
                               ------------  ------------  ------------  ------------

(1) To record additional depreciation for the period prior to date of acquisition.

               ADAIR INTERNATIONAL OIL & GAS, INC AND SUBSIDIARIES
                 NOTES TO PRO FORMA CONSOLIDATED FINANCIAL DATA


Note  1.     Accounting  Method  for  the  Acquisition

The acquisition of Partners in Exploration, Inc. (PIE) was accounted for under the purchase method of accounting. Adair International Oil & Gas, Inc. (the Company) is considered the acquiring company for accounting purposes under this method and its operations are considered the historical operations of the reporting entity. Under purchase accounting, the total purchase price was allocated to the tangible and intangible assets and liabilities of PIE upon their respective fair values as of the closing date based upon evaluations and other analyses. The estimated purchase price and preliminary adjustments to the historical book value of PIE are as follows:


     Purchase  price  based on value of common stock issued          $ 5,081,538
     Add:  Book  value  of  net liabilities acquired                     230,735
                                                                     -----------
     Purchase  price  allocable  to  assets acquired                 $ 5,312,273
                                                                     ===========

     Allocation  of  purchase  price:
       Geophysical  data  and  intellectual  property               $  5,220,000
       Software,  equipment,  and  office furniture and fixtures          92,273
                                                                     -----------
                                                                    $  5,312,273
                                                                    ============

Note  2.     Depreciation  Adjustments

Depreciation was increased by $ 17,141 and $ 1,825 for the previous fiscal year and the nine months ending February 29, 2000, respectively, as a result of the purchase adjustments.

Note  3.     Issuance  of  Shares  Pursuant  to  Acquisition

The 4,200,000 shares issued in the acquisition have been assumed to have been issued at the beginning of each period presented.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADAIR  INTERNATIONAL  OIL  AND  GAS,  INC.

By   /s/  John  W.  Adair                         Date:  April  14,  2000
     ------------------------------------
     John  W.  Adair,  Chairman  and  Director